SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)          October 27, 2003

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1201 Third Avenue Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:         (206) 461-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)    Exhibits

        The exhibits listed in the accompanying Index to Exhibits relate to Registration Statements on Form S-3 (File Nos. 333-86546 and 333-102991) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit Number	Description

1.1	Underwriting Agreement dated October 27, 2003
4.1	Form of Note for Washington Mutual's Floating Rate Notes Due November 3, 2005
4.2	Form of Note for Washington Mutual's 2.40% Notes due November 3, 2005
4.3	Form of Note for Washington Mutual's 4.00% Notes due January 15, 2009
5.1	Opinion of Heller Ehrman White & McAuliffe LLP
12.1	Statement re: Computation of Ratios

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.
By: /s/ Thomas W. Casey
Thomas W. Casey Chief Financial Officer

Date: October 29, 2003

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated October 27, 2003
4.1	Form of Note for Washington Mutual's Floating Rate Notes Due November 3, 2005
4.2	Form of Note for Washington Mutual's 2.40% Notes due November 3, 2005
4.3	Form of Note for Washington Mutual's 4.00% Notes due January 15, 2009
5.1	Opinion of Heller Ehrman White & McAuliffe LLP
12.1	Statement re: Computation of Ratios